Exhibit 99.1

Exhibit 99.1

October 2011

Selected pages for the bondholders

Executive summary

Executive summary

Current revenue plan

Annual revenue by segment ($ in MM)

The Plan reflects revenue growth resulting in top line recovery close to 2008 revenue levels by 2014

Annual revenue by segment ($ in MM)

$700.0

CAGR: (7.7)%

600.0 $579.2 CAGR:6.9%

$557.0

$510.6 $20.0

$480.9 (3.6%)

500.0 $473.4 $14.0

$461.8 $455.8 (2.7%)

$11.0

$4.9

$267.0 (2.3%)

(1.1%)

(46.1%) $258.5 IC CAGR of 4.2%

400.0

$216.1 $244.0 (46.4%) from 2011 to 2014

(44.9%) $217.1 $230.7 (48.7%)

$228.2

(47.0%) (48.7%)

300.0 (50.1%)

200.0

$312.2

$264.8 $278.5 SRO CAGR of

(53.9%) $244.6 $252.6

$222.6 $231.7 (50.0%) 7.8% from 2011 to

100.0 (55.1%) (53.0%) (48.8%) (48.9%) (49.5%) 2014

0.0

2008A 2009A 2010A 2011E 2012P 2013P 2014P

SRO IC Arabia JV

2

Executive summary

Current revenue plan – International revenue

International revenue by geography ($ in MM)

The Plan assumes strong international revenue growth over the forecast period Absolute dollar growth over 2011 is projected to be $34 million, representing a CAGR% of 14.4%

2008 – 2011E CAGR%: 2011E – 2014P CAGR%:

20.4% 14.4% $101.0

$100.0

$23.5

$82.3

80.0 $74.5

$0.1 $71.0 $17.0

$67.4 $13.3

$17.0 $7.4 $13.5

60.0 $12.2

$7.3 $17.3

$47.6 $9.7

$38.6 $3.8 $14.1

$2.4

40.0 $2.2 $33.4 $28.4 $17.1

$14.6

$10.1

$46.9

20.0 $39.0

$30.7

$26.3 $26.7 $24.0 $24.3

0.0

2008A 2009A 2010A 2011E 2012P 2013P 2014P

Europe Latin America Asia Other

2008A 2009A 2010A 2011E 2012P 2013P 2014P

n.a. 23.1% 56.7% (9.6%) 5.4% 16.0% 22.7%

International growth %

3

Executive summary

Current EBITDA plan

Annual Adjusted EBITDA by segment ($ in MM)(1) (2) (3)

Plan EBITDA assumes a 230 bps EBITDA margin recovery during the forecasted period, with SRO EBITDA margins improving by 140 bps and IC EBITDA margins by 260 bps compared to 2011E

$120.0

$101.6

CAGR: (25.0)%

100.0 $88.0 CAGR: 15.2%

$45.7 $70.7 $65.5

80.0

$37.8 $54.8

$46.3

60.0 $40.4 $43.0 $33.9

$30.9

$23.9 $27.0

40.0

$62.7 $58.3

$45.0

20.0 $39.9 $37.9

$32.8 $32.9

0.0

2008A (1) 2009A 2010A 2011E (3) 2012P 2013P 2014P

IC CAGR of 12.4% from 2011 to 2014

SRO CAGR of 11.1% from 2011 to 2014

SRO IC

2008A 2009A 2010A 2011E 2012P 2013P 2014P

Total Adjusted EBITDA $101.6 $88.0 $70.7 $43.0 $46.3 $54.8 $65.5

Total Adjusted EBITDA margin % 17.5% 18.3% 15.3% 9.4% 9.8% 10.7% 11.8%

Segment EBITDA margins %(2)

SRO EBITDA margin % 20.1% 22.0% 16.3% 14.7% 14.2% 15.0% 16.1%

IC EBITDA margin % 17.1% 17.5% 18.6% 10.5% 11.7% 12.7% 13.1%

(1) 2008 EBITDA figures adjusted to exclude acquisition-related costs of $52.4MM (2) Segment EBITDA figures exclude allocation of corporate overhead costs

(3)	2011E total EBITDA excludes approximately $25.9MM of restructuring fees and other non-recurring items
4

Executive summary

Gross margin plan

Gross margins by segment ($ in MM)(1)

SRO gross margins are projected to increase slightly from the 2010A levels

IC gross margins are expected to decline to approximately 30% (approximately 640bps) in 2011E and slowly recover by approximately 250 bps by 2014

$250.0 40.0%

35.0%

200.0

30.0%

150.0 25.0%

$94.3

$78.2 20.0%

$83.9

100.0 $79.0 $78.2

$68.4 $72.3 15.0%

10.0%

50.0 $96.7 $87.0

$73.0

$62.1 $56.4 $57.9 $64.3 5.0%

0.0 0.0%

2008A 2009A 2010A 2011E 2012P 2013P 2014P

SRO % of SRO sales IC % of IC sales

2008A 2009A 2010A 2011E 2012P 2013P 2014P

Consolidated gross margin $191.1 $165.2 $141.1 $126.1 $132.8 $146.1 $162.9

(1)	Gross margin information excludes Aquilex Arabia JV
5

Executive summary

SG&A expense projection

SG&A expense by segment ($ in MM)(1) (2)

Significant drop in SG&A in 2009 due to reduction in force and reductions in employee bonuses

100.0 20.0%

18.2% 18.5% 18.1% 17.5%

90.0 18.0%

$6.8 $16.0

16.1%

80.0 15.5% 15.3% $15.5 16.0%

$15.0

$8.0 $12.9

70.0 14.0%

$9.7

60.0 $48.6 12.0% sales

$50.0

$47.4

50.0 $40.5 $45.2 10.0% total

$44.5

$38.6 of

40.0 8.0% %

30.0 6.0%

20.0 4.0%

$34.1

$28.7 $22.2 $23.6 $25.0 $26.5 $28.0

10.0 2.0%

0.0 0.0%

2008A(1) 2009A 2010A 2011E(2) 2012P 2013P 2014P

SRO IC Corp % of total sales

2008A 2009A 2010A 2011E 2012P 2013P 2014P

Total SG&A $89.5 $77.2 $70.5 $83.0 $87.5 $92.2 $97.5

(1)	2008 figures adjusted to exclude acquisition-related costs of $52.4MM
(2)	2011E corporate figures exclude $25.9MM of restructuring fees and other non-recurring items
6

Executive summary

Capex plan

Capex ($ in MM)

25.0 20.0 15.0 10.0 5.0 0.0

$24.0

$18.3 5.1%

$17.0 $18.0

$15.8

$14.3 $14.1

3.2%

3.2%

3.3%

3.5%

3.0% 3.0%

2008A 2009A 2010A 2011E 2012P 2013P 2014P

6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

% of Sales

Capex % of total sales

7

Appendix

Appendix

Consolidated income statement

The financials presented herein assume status quo capital structure

Income statement ($ in thousands)

	2010A	2011E	2012P	2013P	2014P
Revenue	**$461,752**	**$455,769**	**$473,400**	**$510,600**	**$557,000**
% Growth (YoY)					
Cost of Sales	320,696	329,696	340,600	364,506	394,097
Gross Profit	**141,056**	**126,073**	**132,800**	**146,094**	**162,903**
Gross Margin %	*30.5%*	*27.7%*	*28.1%*	*28.6%*	*29.2%*
SG&A	$72,697	$108,988	$87,517	$92,211	$97,500
% of Sales	*15.7%*	*23.9%*	*18.5%*	*18.1%*	*17.5%*
% Growth (YoY)					
Reported EBITDA	**$68,359**	**$17,085**	**$45,283**	**$53,883**	**$65,403**
Other Non-Recurring, Extraordinary	2,326	25,865	1,000	900	100
Adjusted EBITDA	**70,685**	**42,950**	**46,283**	**54,783**	**65,503**
EBITDA Margin %	*15.3%*	*9.4%*	*9.8%*	*10.7%*	*11.8%*
% Growth (YoY)					
LTM Adj. EBITDA	70,685	42,950	46,283	54,783	65,503
Depreciation	16,948	22,082	22,800	22,800	22,800
Amortization of Intangibles	20,410	13,047	13,044	13,044	13,044
Amortization of Financing Costs	3,081	2,627	2,640	2,627	2,614
Amortization of OID	2,817	1,616	1,609	1,606	1,602
EBIT	**$25,103**	**(22,287)**	**$5,189**	**$13,807**	**$25,343**
EBIT Margin %	*5.4%*	*(4.9%)*	*1.1%*	*2.7%*	*4.5%*
Other (Income) Expense	134	(313)	-	-	-
Extinguishment of Debt	24,424	-	-	-	-
Impairment Charge	158,652	-	-	-	-
Other, net	(342)	-	-	-	-
Interest Expense	37,456	37,083	37,926	37,817	37,702
EBT	**(195,222)**	**(59,057)**	**(32,737)**	**(24,011)**	**(12,359)**
Taxes	(48,494)	(3,720)	2,000	2,000	2,000
Net Income (Loss)	**($146,728)**	**($55,337)**	**($34,737)**	**($26,011)**	**($14,359)**

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Appendix

Consolidated balance sheet

Balance sheet ($ in thousands)

	2010A	2011	2012E	2013E	2014E
ASSETS					
Cash	$8,689	$10,001	$10,001	$10,001	$10,001
Accounts Receivable, net of allow ance	80,430	85,772	88,346	95,172	103,423
Inventory	13,044	11,532	12,156	13,200	14,379
Prepaid Expenses	1,908	1,240	1,240	1,240	1,240
Costs in excess of billing	4,165	6,855	6,855	6,855	6,855
Income Tax Receivable	2,464	3,525	3,525	3,525	3,525
Deferred tax asset	2,378	2,378	2,378	2,378	2,378
Other Current Assets	1,946	1,095	1,095	1,095	1,095
Total Current Assets	**$115,024**	**$122,398**	**$125,596**	**$133,467**	**$142,897**
PP&E, net	73,391	66,721	67,921	62,121	57,321
Goodw ill/Intangibles	464,982	451,935	438,891	425,847	412,803
Other Assets	2,226	1,638	1,638	1,638	1,638
Deferred Financing Costs, net	13,413	11,746	9,106	6,479	3,865
Total Long-Term Assets	**554,012**	**532,040**	**517,555**	**496,084**	**475,627**
Total Assets	**$669,035**	**$654,438**	**$643,152**	**$629,551**	**$618,524**
LIABILITIES & SHAREHOLDER'S EQUITY					
Accounts Payable	$21,263	$15,131	$13,518	$14,448	$15,540
Accrued Liabilities & Other	32,923	43,450	37,450	37,450	37,450
Income Taxes Payable	1,193	1,399	1,399	1,399	1,399
Billing in escess of cost	3,272	4,000	4,000	4,000	4,000
Interest Payable	1,071	1,267	1,267	1,267	1,267
Current Portion of Long-Term Debt	1,850	1,850	1,850	1,850	1,850
Total Current Liabilities	**$61,571**	**$67,097**	**$59,484**	**$60,415**	**$61,506**
Long-term Debt, Net of Discount and OID	377,387	413,127	412,887	412,642	412,394
Incremental Capital	-	2,206	33,510	45,234	47,722
Deferred Taxes	32,923	29,359	29,359	29,359	29,359
Income Taxes Payable	4,398	4,398	4,398	4,398	4,398
Total Long-Term Liabilities	**414,707**	**449,091**	**480,154**	**491,633**	**493,874**
Total Liabilities	**$476,279**	**$516,188**	**$539,638**	**$552,048**	**$555,380**
Shareholder's Equity	399,664	400,165	400,165	400,165	400,165
Accumulated Deficit & OCL	(206,908)	(261,915)	(296,651)	(322,662)	(337,021)
Total Liabilities & Shareholder's Equity	**$669,035**	**$654,438**	**$643,152**	**$629,551**	**$618,524**

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Appendix

Consolidated statement of cash flows

Statement of cash flows ($ in thousands)

	2010A	2011E	2012E	2013E	2014E
Net Income (loss)	($146,728)	($55,261)	($34,737)	($26,011)	($14,359)
Depreciation & Amortization	37,358	35,123	35,844	35,844	35,844
Amortization of Financing Costs	2,551	2,730	2,640	2,627	2,614
Amortization of OID	2,679	1,616	1,609	1,606	1,602
Saudi JV Non Cash Equity Compensation		530			
Deferred Income Taxes	(51,295)	(4,389)	(523)	(523)	(523)
Interest Payable	(1,156)	197	-	(0)	(0)
Accounts Receivable	(6,874)	(5,054)	(2,574)	(6,826)	(8,251)
Inventory	(184)	1,713	(624)	(1,044)	(1,179)
Costs in Excess of Billing	(249)	(2,690)	-	-	-
Prepaid Expenses	491	668	-	-	-
Other Current Assets	223	851	-	-	-
Impairment Charge	158,652				
Loss on Extinguishment of Debt	24,424				
Billing in Excess of Cost	83	728	-	-	-
Income Taxes	11,939	(206)	-	-	-
Accounts Payable	10,666	(6,132)	(1,613)	930	1,092
Accrued Liabilities & Other	(15,280)	10,527	(6,000)	-	-
Other	52	67		1,162	581
Cash Flow from Operations	**$27,351**	**($18,982)**	**($5,977)**	**$7,765**	**$17,420**
Capex	(12,740)	(15,412)	(24,058)	(17,058)	(18,058)
Other Investing activities (Sales of PP&E, restricted cash)	2,087	577	-	-	-
Cash Flow from Investing Activities	**($10,653)**	**($14,835)**	**($24,058)**	**($17,058)**	**($18,058)**
Free Cash Flow	**$16,699**	**($33,817)**	**($30,035)**	**($9,293)**	**($638)**
Incremental Capital		2,206	31,885	11,143	2,488
Other Financing activities (capital leases, DFC)	(16,776)	(1,063)	-	-	-
Existing Revolver	-	36,000			
Restructured Term B	(3,036)	(1,850)	(1,850)	(1,850)	(1,850)
Cash Flow from Financing Activities	**($19,812)**	**$35,293**	**$30,035**	**$9,293**	**$638**
Foreign Currency Translation	550	(165)	-	-	-
Opening Cash Balance	11,252	8,689	10,000	10,000	10,000
Change in Cash	(2,563)	1,311	0	-	-
Ending Cash Balance	**$8,689**	**$10,000**	**$10,000**	**$10,000**	**$10,000**

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